SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K

                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): January 15, 2002
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                      BEVsystems International, Inc.
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           (Exact name of registrant as specified in its charter)

           Colorado                                    84-1352529
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(State or other jurisdiction of          (I.R.S. Employer Identification No.)
incorporation or organization)


        501 Brickell Key Drive, Suite 407, Miami, Florida       33151
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           (Address of principal executive offices)           (Zip Code)

                               786.425.2201
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            Registrant's telephone number, including area code:

       (Former name or former address, if changed since last report)







                               Page 1 of 4
                Index to Exhibits specified on Page 4

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On January 15, 2002, we entered into an Agreement for the Purchase and Sale of Stock, with BEVsystems International, Ltd., a Bermuda corporation ("BEVsystems"), which provides, among other things, for our acquisition of 14,817,647 shares of BEVsystems stock, as specified by the terms in that agreement. In connection with that agreement, we will issue 30,432,410 shares of our common stock to BEVsystems. The Board of Directors of BEVsystems and our Board of Directors have approved the terms and conditions of that agreement. That transaction became effective on February 25, 2002.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS.

         Not applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S OFFICERS AND DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         A copy of the unaudited pro forma condensed consolidated financial statements specifying the combined results of operations of BEVsystems International, Inc., a Bermuda corporation, and our operations is attached to thsi report marked Exhibit 7.1

         A copy of the audited financial statements for BEVsystems International, Ltd., a Bermuda corporation, for the period commencing on March 20, 2001, and continuing through December 31, 2001, is attached to this report marked Exhibit 7.2.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  REGULATION FD DISCLOSURE.

         Not applicable.


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                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

                              BEVsystems International, Inc.,
                              a Colorado corporation


DATED: April 26, 2002         By:  /s/ G. Robert Tatum III
                                 -------------------------------
                                 G. Robert Tatum III
                                 President, Chief Executive
                                 Officer and Director




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                       INDEX TO EXHIBITS


Exhibit No.
-----------

7.1 A copy of the unaudited pro form condensed consolidated financial statements specifying the combined results of operations of BEVsystems International, Inc., a Bermuda corporation, and our operations.


7.2 A copy of the audited financial statements of BEVsystems International, Ltd., a Bermuda corporation, for the period commencing on March 20, 2001, and continuing through December 31, 2001.



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